SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2002

Winmark Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(IRS Employer Identification No.)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837
(Address of Principal Executive Offices and Zip Code)

(612) 520-8500
(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

On October 15, 2002, the Company announced in a press release its third quarter operating results. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits:

99.1    Press Release dated October 15, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2002	WINMARK CORPORATION

	By	/s/ Mark T. Hooley
Mark Hooley
Vice President and General Counsel

EXHIBIT INDEX

to

October 15, 2002 Form 8-K

Winmark Corporation

Exhibit Number	Description
99.1	Press Release dated October 15, 2002.